===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          AmericanWest Bancorporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          AMERICANWEST BANCORPORATION

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

 TIME............... 10:30 a.m. on Tuesday, May 29, 2001

 PLACE.............. The United Security Bank Building
                     222 North Wall
                     Spokane, Washington

 ITEMS OF BUSINESS.. 1.  To elect seven directors to hold office until the next annual meeting of shareholders.

                     2. To adopt the Company's 2001 Incentive Stock Plan and reserve 800,000 shares of common stock for issuance under such plan.

                     3.  To adopt the Company's 2001 Employee Stock Purchase
                         Plan and reserve 200,000 shares of common stock for issuance under such plan.

                     4. To take action on any other business that may properly be considered at the Meeting or any adjournment thereof.

 RECORD DATE........ You may vote at the Meeting if you were a shareholder of record at the close of business on April 16, 2001.

 VOTING BY PROXY.... If you cannot attend the Meeting, you may vote your shares by completing and promptly returning the enclosed proxy
                     card in the envelope provided.

 ANNUAL REPORT...... AmericanWest Bancorporation's 2000 Annual Report, which is not part of the proxy soliciting material, is enclosed.

                                          By Order of the Board of Directors,

                                          /s/ Jacqueline A. Barnard

                                          Jacqueline A. Barnard
                                          Secretary



      This Notice of Meeting, Proxy Statement and accompanying proxy card are being distributed on or about April 27, 2001.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PROXY STATEMENT...........................................................   1

GENERAL INFORMATION ABOUT THE MEETING AND VOTING..........................   1

CHANGE OF NAME AND MERGER OF BANKS........................................   3

PROPOSAL 1--ELECTION OF DIRECTORS.........................................   3
  Directors and Nominees..................................................   3
  Board Committees and Meetings...........................................   4
  Directors' Compensation.................................................   5
  Compensation Committee Interlocks and Insider Participation.............   5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............   6
  Compliance With Section 16(a) of the Exchange Act.......................   7
  Executive Officers Who Are Not Directors................................   7

EXECUTIVE COMPENSATION....................................................   8
  Summary Compensation Table..............................................   8
  Option/SAR Grants in Last Fiscal Year...................................   9
  Aggregated Option Exercises in Last Fiscal Year and Year-End Option
   Values.................................................................  10

REPORT OF THE COMPENSATION COMMITTEE......................................  12

RELATED PARTY TRANSACTIONS AND BUSINESS RELATIONSHIPS.....................  14

REPORT OF THE AUDIT COMMITTEE.............................................  14

SHAREHOLDER RETURN PERFORMANCE GRAPH......................................  15

PROPOSAL 2--ADOPTION OF THE 2001 INCENTIVE STOCK PLAN.....................  16
  General.................................................................  16
  New Plan Benefits.......................................................  16
  Summary of the 2001 Incentive Stock Plan................................  16
  Summary of Federal Income Tax Consequences..............................  18

PROPOSAL 3--ADOPTION OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.............  19
  General.................................................................  19
  New Plan Benefits.......................................................  19
  Summary of the 2001 Employee Stock Purchase Plan........................  20
  Summary of Federal Income Tax Consequences..............................  21

INDEPENDENT AUDITORS......................................................  23

OTHER INFORMATION.........................................................  23
  Expenses of Solicitation................................................  23
  Shareholder Proposals...................................................  23
  Other...................................................................  23

APPENDIX A--Audit Committee Charter....................................... A-1

                          AMERICANWEST BANCORPORATION
                          9506 North Newport Highway
                        Spokane, Washington 99218-1200

                               ----------------

                                PROXY STATEMENT
                        Annual Meeting of Shareholders
                                 May 29, 2001

                               ----------------

  We are providing these proxy materials in connection with the solicitation by the Board of Directors of AmericanWest Bancorporation (the "Company") of proxies to be voted at the Company's Annual Meeting of Shareholders to be held on May 29, 2001, and at any adjournment of the meeting.

               GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Who may vote at the meeting?

  The Board of Directors of the Company (the "Board") has set April 16, 2001, as the record date for the meeting. If you were the owner of Company common stock at the close of business on April 16, 2001, you may vote at the meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

  . Held for you in an account with a broker, bank or other nominee (shares held in "street name") or

  . Credited to your account in the Company's Employee Stock Ownership Plan (the "ESOP").

  Each share of your common stock has one vote on each matter to be voted on.

How many shares must be present to hold the meeting?

  A majority of the Company's outstanding common shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. On the record date, there were 7,663,236 shares of Company common stock outstanding. Shares are counted as present at the meeting if you:

  .  are present and vote in person at the meeting; or

  .  have properly submitted a proxy card.

  Shareholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered shareholders who are present and entitled to vote, and will count toward the quorum.

What proposals will be voted on at the meeting?

  There are three proposals scheduled to be voted on at the meeting:

  . Election of seven directors to hold office until the next annual meeting of shareholders;

  . Adoption of the Company's 2001 Incentive Stock Plan (the "2001 Incentive Stock Plan") and the number of shares of common stock reserved for issuance under such plan; and

  . Adoption of the Company's 2001 Employee Stock Purchase Plan (the "Stock Purchase Plan") and the number of shares of common stock reserved for issuance under such plan.

How many votes are required to approve each proposal?

  If a quorum exists at the Annual Meeting, each proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it. Consequently, abstentions and broker non-votes will have no impact on any of the proposals set forth in the Notice of Annual Meeting.

How are votes counted?

  You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. You may vote "FOR," "AGAINST" or "ABSTAIN" on the other proposals, to adopt the 2001 Incentive Stock Plan (Proposal 2) and the Stock Purchase Plan (Proposal 3). If you withhold authority to vote on the election of directors, your shares will not be considered entitled to vote on the election of directors. If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" each director nominee and "FOR" the other proposals.

  If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this situation, a "broker non-vote" occurs. Shares that constitute broker non-votes are not considered as entitled to vote on the proposal in question, thus effectively reducing the number of shares needed to approve the proposal.

How does the Board recommend that I vote?

  The Board recommends that you vote your shares "FOR" each of the director nominees (Proposal 1), "FOR" the adoption of the 2001 Incentive Stock Plan and the number of shares reserved for issuance under such plan (Proposal 2), and "FOR" the adoption of the Stock Purchase Plan and the number of shares reserved for issuance under such plan (Proposal 3).

How do I vote my shares without attending the meeting?

  Without attending the meeting, you may vote:

  . By Mail--You may vote by mail by marking your selections on the proxy card, signing and dating your proxy card and mailing it in the enclosed postage-paid envelope by May 22, 2001. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

  For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee, or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your broker or nominee as you have directed.

How do I vote my shares in person at the meeting?

  If you are a shareholder of record, to vote your shares at the meeting you should bring the enclosed proxy card or proof of identification. You may vote shares held in street name at the meeting only if you obtain a signed proxy card from the record holder (broker or other nominee) giving you the right to vote the shares.

  Even if you plan to attend the meeting, we encourage you to vote by mail, so your vote will be counted even if you later decide not to attend the meeting.

What does it mean if I receive more than one proxy card?

  It means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?

  Yes. If you have voted by mail, you may change your vote and revoke your proxy card by:

  . Sending a written statement to that effect to the Secretary of the Company

  .  Submitting a properly signed proxy card with a later date

  .  Voting in person at the Annual Meeting.

                      CHANGE OF NAME AND MERGER OF BANKS

  Recently, the Company made some significant changes in its corporate structure:

  A. On March 1, 2001, the Company changed its name to AmericanWest Bancorporation from United Security Bancorporation.

  B. On January 16, 2001, the Company merged its United Security Bank, AmericanWest Bank, Bank of Pullman and Home Security Bank subsidiaries into a single Washington state commercial bank, AmericanWest Bank.

  C. On April 13, 2001, Grant National Bank changed its name to AmericanWest Bank, N.A.

  The Company continues to operate some of its branches under the United Security Bank, Bank of Pullman, Grant National Bank, and Home Security Bank names but anticipates all branches will be operated under the AmericanWest Bank name by the Spring of 2001. Except as otherwise indicated, the term "Bank" used in this Proxy Statement refers to the new AmericanWest Bank, to AmericanWest Bank, N.A., and to each of the former commercial bank subsidiaries of the Company, AmericanWest Bank, Bank of Pullman, Grant National Bank, Home Security Bank, and United Security Bank.

                       PROPOSAL 1--ELECTION OF DIRECTORS

Directors and Nominees

  The Company's Articles of Incorporation, as amended ("Articles"), allow the Board of Directors or shareholders to set the number of directors on the Board within a range of 5 to 25. Currently, this number is 11. The Articles also allow the Board to fill vacancies created on the Board. The Board by resolution has set the number of directors to serve on the next Board of Directors at 10. Directors are elected for terms of one year or until their successors are elected and qualified.

  At the annual meeting, seven (7) directors are to be elected, each to serve until the next annual meeting of shareholders or until his successor is elected and qualified.

  After a number of years of dedicated Board service, Robert L. Golob, Norman
V. McKibben, Buddy R. Sampson, Dann Simpson, and Ronald Wachter will retire from the Board following the Annual Meeting. Accordingly, the Board of Directors has nominated six of the current directors, Wesley E. Colley, James Rand Elliott, David E. Frame, Robert J. Gardner, Keith P. Sattler, Donald H. Swartz II, and one new director, P. "Mike" Taylor, as directors, to serve a one-year term or until their successors are elected and qualified. The Board intends to recruit up to three additional directors during fiscal 2001 who will serve until the next annual meeting of shareholders, to fill the remaining vacancies and complete the Board.

WESLEY E. COLLEY                                            Director since 1999

  Wesley E. Colley, age 62, has served as President and Chief Executive Officer of the Company, since June 2000. Prior to June 2000, Mr. Colley served as President and Chief Executive Officer of the old AmericanWest Bank which was merged into the Bank in February 1999.

JAMES RAND ELLIOTT                                          Director since 1996

  James Rand Elliott, age 50, is a general partner of Premium Finance Company.

DAVID E. FRAME                                              Director since 1999

  David E. Frame, age 61, is the Chairman and Chief Executive Officer of American Line Builders, Inc.

ROBERT J. GARDNER                                           Director since 1985

  Robert J. Gardner, age 61, is self-employed in the logging business, President and owner of Gardner Logging and Trucking, Inc.

KEITH P. SATTLER                                            Director since 1993

  Keith P. Sattler, age 57, is a certified public accountant and a principal of Sattler and Heslop, a director of Tsunami Communications, and a director of Sunnyside Housing Authority.

DONALD H. SWARTZ, II                                        Director since 1998

  Donald H. Swartz, II, age 55, is the President of J & M Electric, Inc. and Chairman of the Board of Grant National Bank.

P. "MIKE" TAYLOR                                                   New Director

  P. "Mike" Taylor, age 57, is a civil engineer and the President of Taylor Engineering, Inc.

All the nominees have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated on the proxy card.

                THE BOARD RECOMMENDS A VOTE FOR THESE NOMINEES.

Board Committees and Meetings

  During the fiscal year ended December 31, 2000, the Board of Directors held twelve meetings. The Board has an Executive Committee, an Audit and Compliance Committee (the "Audit Committee"), a Compensation Committee, and a Nominating Committee, which is responsible for selecting nominees for election as director. Each Board member attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he served and that were held during the period for which he was a Board or Committee member, with the exception of Ronald Wachter who missed four meetings.

  The Executive Committee acts as a decision-making body in lieu of the entire Board of Directors. The Executive Committee meets on an as-needed basis.

  The Audit Committee meets at least quarterly with the Company's management and independent auditors to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, recommend to the Board the independent auditors to be retained and receive and consider the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls.

  The Compensation Committee acts as an ongoing advisory group to the Board of Directors on executive compensation policies and procedures and other compensation-related items that are corporate in nature (i.e., company-wide 401k plans, stock option plans, benefit plans, etc.).

  The following table summarizes the membership of the Board and each of its committees as well as the number of times each met during fiscal 2000.

                                    Audit/
                           Board  Compliance Compensation Executive Nominating
                           ------ ---------- ------------ --------- ----------
Mr. Colley................ Member               Member     Member     Member
Mr. Elliott............... Member               Member                Chair
Mr. Frame................. Member               Member     Member
Mr. Gardner............... Member               Member                Member
Mr. Golob................. Member   Member
Mr. McKibben.............. Member                          Member     Member
Mr. Sampson............... Member   Member                 Member
Mr. Sattler............... Chair    Chair       Chair       Chair     Member
Mr. Simpson............... Member   Member                 Member
Mr. Swartz................ Member   Member
Mr. Wachter............... Member
Number of fiscal 2000
 Meetings.................   12       4           6          --         4

Directors' Compensation

  Directors of the Company receive a monthly retainer of $500 and $500 for each meeting of the Board of Directors attended. Directors also receive $100 for committee meetings held on days when there is no regular board meeting. During the year ended December 31, 2000, the Company paid total director fees of $129,900 pursuant to such arrangements.

  Certain directors of the Company are also directors or executive officers of the Company's subsidiaries or members of various committees of the Company's Board of Directors, and receive fees for meetings attended in such capacities. Similar programs for directors of the Bank have been established which are commensurate with the size of the institution and the procedures of its peer and affiliate banks.

  Directors of the Company have been eligible to receive options under the 1995 Incentive Stock Option Plan. This plan is described in the Executive Compensation section under the heading "1995 Incentive Stock Option Plan."

Compensation Committee Interlocks and Insider Participation

  At December 31, 2000, the Compensation Committee consisted of Keith P. Sattler, Chairman, David E. Frame, James Rand Elliott, Robert J. Gardner, Buddy R. Sampson, and the President and Chief Executive Officer of the Company, Wesley E. Colley.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

  The following table shows the number of shares of the Company's common stock beneficially owned as of December 31, 2000, by shareholders owning more than five percent of the Company's common stock, the Company's Directors and nominees for Director, Executive Officers identified in the Summary Compensation Table below, and all Directors and Executive Officers as a group.

                                                   Number of Shares Percent of
                                                     Beneficially     Shares
   Name                                               Owned (1)     Outstanding
   ----                                            ---------------- -----------
   Five Percent Shareholders:
   Charles J. Moore..............................      462,076         6.02%
   The Banc Funds
   208 LaSalle Street
   Chicago, Illinois 60604

   Directors:
   James Rand Elliott............................       16,910(2)         *

   David E. Frame................................      174,219(3)       2.28%

   Robert J. Gardner.............................       42,944(4)         *

   Robert L. Golob...............................       27,064(5)         *

   Norman V. McKibben............................       89,698          1.17%

   Buddy R. Sampson..............................        6,186            *

   Keith P. Sattler..............................       28,747(5)         *

   Dann Simpson..................................       10,069            *

   Donald H. Swartz, II..........................       31,533(6)         *

   P. "Mike" Taylor..............................          --            --

   Ronald Wachter................................       16,434            *

   Executive Officers:
   Wesley E. Colley**............................      396,600          5.18%

   Richard C. Emery***...........................          --            --

   Daniel P. Murray..............................       11,839          0.15%

   All Executive Officers, Directors and Nominees
    as a Group (15)..............................      852,243         11.13%

--------
*   Less than 1% of shares outstanding.

** Mr. Colley is also a director of the Company and owns more than 5% of the Company's common stock.

*** Mr. Emery served as President and Chief Executive Officer of the Company until June 2000, when he resigned from the Company.

(1) Share amounts reflect stock dividends, including the 10% dividend declared January 30, 2001. The amounts shown also include the following amounts of common stock which the indicated individuals have the right to acquire within 60 days through the exercise of options granted pursuant to the Company's 1995 Incentive Stock Option Plan: Mr. Colley 139,854 shares, Mr. Elliott 2,342 shares; Mr. Frame 10,896 shares, Mr. Gardner 2,928 shares, Mr. Golob 2,928 shares; Mr. McKibben 1,452 shares; Mr. Sampson 2,928 shares; Mr. Sattler 2,928 shares; Mr. Simpson 2,928 shares; Mr. Swartz 2,662 shares; Mr. Wachter 2,928 shares; and all executive officers and directors as a group, 841,848 shares. Shares held in accounts under the Company's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Colley 506 shares, Mr. Murray 9,889 shares, and all executive officers and directors as a group, 10,395 shares.

    In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table possess voting and/or investment power as follows:

(2) Includes 3,342 shares held of record by Mr. Elliott's spouse.

(3) Includes 43,892 shares held of record by ALB Trust.

(4) Includes 13,394 shares held of record by Gardner Logging and Trucking, Inc. and 2,219 shares held of record by Mr. Gardner's spouse.

(5) Includes 173 shares held of record by TIPS.

(6) Includes 2,945 shares held of record by J&M Electric and 188 shares held of record by Mr. Swartz's children.

Compliance With Section 16(a) of the Exchange Act

  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission (the "Commission"). The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

  Based solely upon a review of Forms 3, Forms 4 and Forms 5 and amendments thereto furnished to the Company pursuant to Rule 16(a)(3)(e) during the year ended December 31, 2000, and written representations of certain of its directors and officers that no Forms 5 were required to be filed, the Company believes that all directors, executive officers and beneficial owners of more than 10% of the common stock have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act, except that Wesley E. Colley inadvertently filed two reports late covering two transactions.

Executive Officers Who Are Not Directors

  The following table sets forth the age, position, and the business experience during the past five years of those executive officers of the Company who are not also directors or nominees for director of the Company. All executive officers are elected annually and serve at the discretion of the Board of Directors.

                                     Current Position with the Company and Prior
   Name and Age                            Five Years' Business Experience
   ------------                      -------------------------------------------
   Daniel P. Murray, 52............. Senior Vice President-Loan Administrator
                                      of the Company since 1990.

   Chad Galloway, 54................ Vice President and Chief Financial Officer
                                      of the Company since 1995.

                            EXECUTIVE COMPENSATION

  The following table sets forth the cash and non-cash compensation for each of the last three fiscal years ended December 31, 2000, 1999, and 1998, awarded to or earned by the Chief Executive Officer and the other most highly compensated executive officers of the Company, whose total compensation in 2000 exceeded $100,000.

                          Summary Compensation Table

                                                                       Long-Term
                                                                  Compensation Awards
                                    Annual Compensation         -----------------------
                              ---------------------------------   Securities    Payouts
                                                 Other Annual     Underlying     LTIP      All Other
   Name and Position     Year Salary(3)  Bonus  Compensation(4) Options/SARs(5) Payouts Compensation(6)
   -----------------     ---- --------  ------- --------------- --------------- ------- ---------------
Wesley E. Colley........ 2000 $166,932  $73,656       --            110,000       --        $73,668
 President and Chief     1999 $124,248  $82,232       --             18,990       --        $30,695
 Executive Officer(1)    1998 $118,879  $71,427       --              4,013       --            --

Richard C. Emery........ 2000 $ 72,656  $ 6,697       --              6,600       --        $39,672
 President and Chief     1999 $171,875  $43,842       --                --        --        $79,344
 Executive Officer(2)    1998 $164,100  $77,704       --             14,333       --        $79,344

Daniel P. Murray........ 2000 $122,000  $18,100       --                --        --        $17,052
 Senior Vice             1999 $121,140  $25,922       --                --        --        $17,052
 President/Loan          1998 $114,200  $49,918       --                --        --        $17,052
  Administrator

--------
(1) Mr. Colley became President and Chief Executive Officer of the Company in June 2000 and previously served as President and Chief Executive Officer of AmericanWest Bank.

(2) Mr. Emery served as President and Chief Executive Officer until June 2000, when he resigned from the Company.

(3) Includes director fees paid during the year.

(4) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of certain club dues. In the opinion of management, the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 2000, did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(5) Represents options to acquire shares of common stock that were granted under stock option plans.

(6) Represents the value attributed to the named executive officer during the year pursuant to agreements entered into between the Bank and such officers as part of the Bank's salary continuation plan.

  Salary Continuation Agreements. The Bank and its predecessor companies entered into Executive Salary Continuation Agreements with certain of its directors and employees, including certain named executive officers. Under the terms of the respective agreements, the director or officer will receive an annual sum based on his or her salary or director's fee from the Company, payable on a monthly basis, for a period of ten years upon retirement at age 65 or death. The following named executive officers will receive payments under their individual agreements: Mr. Colley will receive $51,840, Mr. Emery will receive $67,000, and Mr. Murray will receive $40,800.

  The salary continuation plan is generally available to most directors, executive officers and other key employees of the Bank and vests according to years of service. Persons employed by the Bank or one of its predecessors for at least six continuous years prior to the effective date of the plan are deemed vested with respect to 20% of the salary continuation benefits available to them, and become vested in an additional 20% of such benefits for each succeeding year of employment until the employee becomes fully vested. Eligible persons employed by the Bank for at least ten continuous years prior to the effective date of the plan are deemed fully vested. Obligations under the salary continuation plan are funded by prepaid policies of universal life insurance covering the lives of the plan participants.

  Further, in connection with Mr. Emery's departure from the Company in June 2000, management agreed to vest his benefits under the Company's salary continuation plan.

  Option Grants in Last Fiscal Year. The following table sets forth information concerning the grant of stock options to the Chief Executive Officer and the other named executive officers during the fiscal year ended December 31, 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                        Potential
                                     Individual Grants              Realizable Value
                         ------------------------------------------ at Assumed Annual
                                    % of Total                       Rates of Stock
                         Number of   Options                              Price
                           Shares   Granted to                      Appreciation for
                         Underlying Employees  Exercise               Option Term(2)
                           Options  in Fiscal    Price   Expiration -----------------
   Name                  Granted(1)    Year    ($/Share)    Date       5%       10%
   ----                  ---------- ---------- --------  ---------- -------- --------
Wesley E. Colley........  110,000     80.87%    $ 8.64    4/26/05   $262,578 $580,229
Richard C. Emery(3).....    6,600      4.85%    $10.33    1/18/05   $ 18,836 $ 41,623
Daniel P. Murray........      --        --         --         --         --       --

--------
(1) Share amount and exercise price have been adjusted to reflect the 10% stock dividend declared on January 30, 2001. The options vest in 20% annual increments beginning at the time the agreement is signed. Each option was granted under the Company's 1995 Incentive Stock Option Plan and has an exercise price equal to the fair market value of the common stock on the date of grant. Each of the indicated options were granted on January 18, 2000, and April 26, 2000. No share appreciation rights (SARs) were granted.

(2) The hypothetical dollar gains under these columns result from calculations required by the Securities and Exchange Commission rules. The gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. The actual value, if any, that the executive officers may realize will depend on the spread between the market price and the exercise price on the date the option is exercised. Actual gains, if any, on stock options exercised and common stock holding are dependent upon future performance of the Company and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

(3) Mr. Emery left the Company in June 2000, and all his options have expired.

  Option Exercise/Value Table. The following information with respect to options exercised during the fiscal year ended December 31, 2000, and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer and the other named executive officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND YEAR-END OPTION VALUES

                                                     Number of Securities    Value of Unexercised In-
                                                    Underlying Unexercised     the-Money Options at
                           Shares                    Options at Year-End(1)     Fiscal Year-End(2)
                         Acquired on     Value     ------------------------- -------------------------
   Name                  Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
   ----                  -----------  ------------ ----------- ------------- ----------- -------------
Wesley E. Colley........      --            --       46,657       95,255      $430,762     $847,317
Richard C. Emery(3).....      --            --          --           --            --           --
Daniel P. Murray........   15,190        56,507         --           --            --           --

--------
(1) Share amounts and values have been adjusted for stock dividends, including the 10% stock dividend declared on January 30, 2001.

(2) On December 31, 2000, the closing price of common stock was $11.25. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

(3) Mr. Emery left the Company in June 2000, and all his options have expired.

Employee Stock Ownership Plan

  The Company maintains an employee stock ownership plan and trust, known as the Employee Stock Ownership Plan ("Plan"), for the benefit of employees of the Company and its subsidiaries. The Plan became effective January 1, 1989, and is intended to enable participating employees to share in the growth and prosperity of the Company and thereby accumulate funds for retirement needs. The Plan is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as a stock bonus plan. Employees of the Company or its subsidiaries who are 21 years of age or older become eligible for participation in the Plan in any Plan year after achieving 1,000 hours or more of service.

  At December 31, 2000 (as adjusted for the stock dividend declared January 30, 2001), the Plan owned 232,098 shares of common stock of the Company, representing approximately 3.06% of the then outstanding shares. At such date, the Plan had no outstanding debt.

  The Company makes annual contributions to the trust created under the Plan (for which the Company receives a deduction) and the trust invests such contributions and trust earnings in common stock of the Company. Contributions to the Plan in fiscal 2000 totaled $400,000.

1995 Incentive Stock Option Plan

  The Company presently maintains one stock option plan, known as the 1995 Incentive Stock Option Plan ("1995 Plan"). The 1995 Plan, adopted by the Board of Directors on March 4, 1995, and by the shareholders on May 24, 1995, provides for the issuance of incentive stock options intended to qualify under
Section 422 of the Code, and options that are not qualified under the Code. Key individuals of the Company and its subsidiaries (including directors, executive officers, and advisors or consultants to the Company) are eligible to receive grants of options.

  A balance of 8,000 shares remain available for issuance in the form of options under the 1995 Plan. Management proposes to replace the 1995 Plan with the 2001 Incentive Stock Plan (Proposal 2). If this proposal is approved, no further options will be granted under the 1995 Plan, but that plan would continue to apply to any outstanding options granted under the 1995 Plan.

  In addition, 69,528 shares of Company common stock are available to directors and officers of the former AmericanWest Bank as part of the merger with Bancwest Financial effective February 1, 1999. These options are presently granted under the Bancwest option plans that were adopted by the Company, separate from the plan described above and will be exercised, terminated or forfeited by the year 2003 consistent with the termination schedules in the merger agreement.

                    REPORT OF THE COMPENSATION COMMITTEE(1)

  The Compensation Committee of the Company is responsible for establishing and implementing all compensation policies of the Company and its subsidiaries, as well as setting the compensation for the executive officers of the Company's subsidiaries. The Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Company and approving an appropriate compensation level. The Chief Executive Officer evaluates the performance of all corporate officers and recommends to the Committee individual compensation levels for approval by the Committee.

  The Company believes that the compensation of its executive officers and other key personnel should reflect and support the goals and strategies that the Company has established.

  Compensation Philosophy. There are two principal objectives in determining executive compensation: (1) to attract, reward and retain key executive officers, and (2) to motivate executive officers to perform to the best of their abilities and to achieve short-term and long-term corporate objectives that will contribute to the overall goal of enhancing stockholders value. In furtherance of these objectives, the Committee has adopted the following policies:

  . The Company will compensate competitively with the practices of other leading companies in the related fields;

  . Performance at the corporate, subsidiary and individual executive officer levels will determine a significant portion of compensation;

  . The attainment of realizable but challenging objectives will determine performance-based compensation; and

  . The Company will encourage executive officers to hold substantial, long-term equity stakes in the Company so that the interest of executive officers will coincide with the interest of stockholders; accordingly, stock options and incentives will constitute a significant portion of compensation.

  Elements of Executive Compensation. The elements of the Company's compensation of executive officers are: (1) annual cash compensation in the form of base salary and incentive bonuses; (2) long-term incentive compensation in the form of Salary Continuation Agreements; (3) long-term incentive compensation in the form of stock options granted under the Company's 1995 Incentive Stock Option Plan and the 2001 Incentive Stock Option Plan, if adopted; (4) long-term incentive compensation in the form of performance share awards under the 2001 Incentive Stock Plan, if adopted; and
(5) other compensation and employee benefits generally available to all employees of the Company, such as health insurance and the employer contribution under the Company's Profit Sharing and 401K Plan.

  Base salary is determined by considering the overall performance of each executive officer with respect to the duties and responsibilities assigned. Salary surveys of other community banks are reviewed and factored into the process to ensure fair rates of compensation in an increasingly competitive labor market.

  During the fiscal year ended December 31, 2000, the base salary paid to Richard C. Emery, who served as President and Chief Executive Officer of the Company until June 2000, when he resigned from those positions, was $72,656. Mr. Emery also received a performance bonus of $6,697 in fiscal 2000. During the fiscal year ended December 31, 2000, the base salary paid to Wesley E. Colley, President and Chief Executive Officer of the Company since June 2000, was $161,584. Mr. Colley also received a performance bonus of $73,656. This resulted in total compensation of $314,593 for Messrs. Emery and Colley during fiscal 2000. The performance
--------
(1) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

bonuses were paid based on Messrs. Emery and Colley meeting the performance criteria established by the Committee in the performance bonus plan for fiscal 1999. The Committee believes the compensation paid to Messrs. Emery and Colley during the fiscal year are appropriate based on competitive salary surveys and the performance of the Company.

  The amount of options granted to an employee is based on the employee's performance and relative responsibilities within the Company. Options may have a deferred vesting and will not be exercisable prior to vesting.

  During the fiscal year ended December 31, 2000, the Committee granted stock options totaling 136,015 shares to employees of the Company and its subsidiaries.

                                          COMPENSATION COMMITTEE:

                                          Keith P. Sattler (Chair)
                                          Wesley E. Colley
                                          James Rand Elliott
                                          David E. Frame
                                          Robert J. Gardner

             RELATED PARTY TRANSACTIONS AND BUSINESS RELATIONSHIPS

  Some of the Company's directors and executive officers were customers of the Bank during the fiscal year 2000 and had transactions with the Bank in the ordinary course of business. In addition, some of the Company's directors and executive officers are officers, directors or shareholders of corporations or members of partnerships, which were customers of the Bank during the last fiscal year and had transactions with the Bank in the ordinary course of business All loans included in such transactions were made in the ordinary course of business, were on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons, and in the opinion of management, did not involve more than any normal risk of collectibility or present other unfavorable features.

                       REPORT OF THE AUDIT COMMITTEE(1)

  The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000.

  The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Moss Adams LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from Moss Adams LLP required by Independence Standards Board Standard No. 1, which relate to the auditors' independence from the Company and its related entities, and has discussed with Moss Adams LLP their independence from the Company and has considered the compatibility of nonaudit services with the auditors' independence.

  The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is attached as Appendix A to this Proxy Statement. Each of the members of the Audit Committee qualifies as an "independent" Director under the current listing standards of the National Association of Securities Dealers
(NASD).

  Based on the review and discussions above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                          AUDIT COMMITTEE:

                                          Keith P. Sattler (Chair)
                                          Robert J. Gardner
                                          Robert L. Golob
                                          Buddy R. Sampson
                                          Donald H. Swartz, II

--------
(1) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                    SHAREHOLDER RETURN PERFORMANCE GRAPH(1)

  The following graph compares the cumulative total shareholder return on the Company's common stock during the period beginning December 31, 1995, and ending December 31, 2000, with the cumulative total return on the S&P 500 Index and the Regional Pacific Banks Index for the same period. The stock price information shown on the graph is not necessarily indicative of future price performance.

Comparison of Five Year Cumulative Return *

                            Total Return Performance

                        [PERFORMANCE GRAPH APPEARS HERE]

                                              Fiscal Year Ending
                                -----------------------------------------------
INDEX                           12/1995 12/1996 12/1997 12/1998 12/1999 12/2000
-----                           ------- ------- ------- ------- ------- -------
AmericanWest Bancorporation....   100     120     100     146     133     131
Regional-Pacific Banks.........   100     125     225     211     215     249
S&P Composite..................   100     122     163     210     255     231

--------
 * Assumes that the value of the investment in the Company's common stock and each index was $100 on December 31, 1995, and that all dividends were reinvested. Media General Financial Services is the source of the graph and the accompanying table.

(1) This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

             PROPOSAL 2--ADOPTION OF THE 2001 INCENTIVE STOCK PLAN

General

  At the Annual Meeting, the shareholders will be asked to adopt the Company's 2001 Incentive Stock Plan (referred to in this section of the Proxy Statement as the "2001 Plan") and to reserve 800,000 shares of the Company's common stock, no par value, for issuance under the 2001 Plan. The 2001 Plan will replace the 1995 Incentive Stock Option Plan. The Board of Directors believes that stock options and other stock-based incentives are important factors in attracting and retaining the best available personnel as officers, key employees, and directors essential to the success of the Company, its subsidiaries and affiliates, and in aligning their long-term interests with those of the shareholders. The Board of Directors has approved the 2001 Plan and directed that it be submitted to the shareholders for approval.

New Plan Benefits

  As of the date of this Proxy Statement, no officer has been granted any rights subject to shareholder approval of the proposed 2001 Incentive Stock Plan. The benefits to be received pursuant to the Plan by the Company's officers and employees are not determinable at this time.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

Summary of the 2001 Incentive Stock Plan

  The following summary of the 2001 Plan is qualified in its entirety by the specific language of the Plan, a copy of which has been filed with the Securities and Exchange Commission and is available to any shareholder upon request.

  General. The purpose of the 2001 Plan is to advance the interests of the Company and its shareholders by providing an incentive to attract and retain the best available personnel as officers, key employees and directors, and to provide additional incentive to employees and directors of the Company, its subsidiaries, affiliates and joint ventures to promote the success of the business. It provides for the grant of three types of incentives ("Incentives"): (1) incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (2) nonqualified stock options; and (3) performance share awards.

  Shares Subject to Plan. The maximum aggregate number of authorized but unissued or reacquired shares of common stock that may be issued under the 2001 Plan is 800,000. In any given year, no eligible participant may receive Incentives covering more than 10,000 shares of common stock.

  In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or other similar change in the capital structure of the Company, the number of shares authorized for issuance under the Plan, the number of shares subject to outstanding Incentives, limitations on grants and, in the case of options, the option price, will be proportionately adjusted.

  To the extent that any outstanding Incentive under the Plan expires or terminates prior to exercise in full, or if shares issued upon exercise of an Incentive are subject to a Company repurchase right which is subsequently exercised by the Company, the shares of common stock for which such Incentive is not exercised or the shares repurchased are returned to the Plan and become available for future grant.

  Administration. The 2001 Plan will be administered by a committee consisting of at least two non-employee directors of the Company (hereinafter referred to as the "Compensation Committee" or the "Committee"). Subject to the provisions of the Plan, the Committee determines the persons to whom Incentives are to be granted, the number of shares to be covered by each Incentive award, whether an option is to be an incentive stock option or a nonqualified stock option, the timing and terms of exercisability and vesting of each option, the exercise price of and the type of consideration to be paid to the Company upon the exercise of each option, the duration of each option, and all other terms and conditions of the Incentives. The Committee is authorized but only to the extent not contrary to the Plan or to resolutions adopted by the Board to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to make other determinations necessary or advisable for the administration of the Plan, and to exercise such other power and authority with respect to the Plan as may be delegated to it by the Board from time to time.

  Eligibility. Options may be granted under the 2001 Plan to officers, key employees and directors of the Company, or of any present or future parent or subsidiary corporations or affiliates of the Company. Officers, key employees or directors who have been granted an Incentive may, if otherwise eligible, be granted additional Incentives. While any person eligible under the Plan may be granted nonqualified stock options, only employees may be granted incentive stock options and performance shares. As of January 1, 2001, approximately
44 employees and directors of the Company and its subsidiaries, including 13 executive officers and directors, would have been eligible to participate in the Plan.

  Terms and Conditions of Options. Each option granted under the 2001 Plan will be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. The exercise price of each option granted under the Plan may not be less than the fair market value of a share of the Company's common stock on the date of grant. As of December 31, 2000, the closing price of the Company's common stock, as reported on Nasdaq, was $11.25 per share (prior to the 10% stock dividend paid in January 2001). The Plan provides that the exercise price may be paid in cash or to the extent permitted by the Committee, by tender of shares of the Company's common stock owned by the optionee having a fair market value not less than the exercise price, or by any combination of these. Options granted under the Plan become exercisable and vested at such times and subject to such conditions as determined by the Committee. The maximum term of an incentive stock option granted under the Plan is ten years. Generally, incentive stock options remain exercisable for three months following an optionee's termination of service, unless such termination results from the optionee's death or disability, in which case the option will remain exercisable for one year following the optionee's termination of service, provided that in any event the option must be exercised no later than its expiration date. Generally, nonqualified stock options remain exercisable for one year following an optionee's termination of service for any reason other than for cause, unless such termination results from the optionee's death or disability in which case the option will remain exercisable for two years following the optionee's termination of service, provided that in any event the option must be exercised no later than its expiration date.

  Generally, options are nontransferable by the optionees other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. If an optionee's service is terminated for deliberate, willful or gross misconduct as determined by the Company, the Plan provides that all rights under the option shall expire.

  Performance Share Awards. The Committee may grant awards under which payments may be made in shares of common stock, cash or any combination of shares and cash if the performance of the Company or any subsidiary, division, affiliate or joint venture of the Company selected by the Committee during a specified award period, meets certain financial and other goals established by the Committee. The performance goals may include earnings per share, return on shareholders' equity, return on assets, net income or any other financial or other measurement established by the Committee. The Committee establishes the method of calculating the amount of payment to be made under a performance share award if the performance goals are met, including the fixing of a maximum payment. The amount of the award is expressed in terms of shares of common stock and may include dividends declared on the common stock during the award period, as determined by the Committee. Any cash payment will be based on the fair market value of the Company's common stock on, or as soon as practicable prior to, the date of payment. A grantee of a performance share award must remain in the employ of the

Company until the completion of the award period in order to be entitled to payment under the performance share award, except the Committee may make exceptions if it deems equitable. Incentives granted as performance share awards shall not exceed in the aggregate 100,000 shares of common stock, as adjusted.

  Termination or Amendment. The 2001 Plan provides that unless sooner terminated, the Plan will terminate and no Incentive may be granted under the Plan after December 31, 2010, but Incentives granted previously may extend beyond that date. The Board may terminate or amend the Plan at any time. However, without shareholder approval, the Board may not amend the Plan to increase the total number of shares of common stock issuable under the Plan or change the class of persons eligible to receive Incentives. No termination or amendment may adversely affect an outstanding Incentive without the consent of the participant, unless the amendment is required to preserve the Incentive's status as an incentive stock option or comply with any applicable law or regulation.

  Withholding Obligations. The Company has a right to require the participant to pay the amount of any taxes which the Company is required to withhold with respect to the exercise of an option or payment of a performance share award, or to retain or sell a number of such shares sufficient to cover the amount required to be withheld.

Summary of Federal Income Tax Consequences

  The following summary is intended only as a general guide as to the federal income tax consequences under current law of participation in the 2001 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

  Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonqualified Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than one year. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonqualified Stock Options" below) is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

  Nonqualified Stock Options. Options not designated or qualifying as incentive stock options will be nonqualified stock options. Nonqualified stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are not subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than one year. No tax deduction is available to the Company with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonqualified stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

  Performance Share Awards. The grant of a performance share award would not result in income for the grantee or in a deduction for the Company. Upon the receipt of shares or cash under a performance share award, the grantee would recognize ordinary income and the Company would be entitled to a deduction measured by the fair market value of the shares plus any cash received. Income tax withholding would be required.

         PROPOSAL 3--ADOPTION OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN

General

  At the Annual Meeting, the Company's shareholders will be asked to adopt the Company's 2001 Employee Stock Purchase Plan (the "Stock Purchase Plan") and to reserve 200,000 shares of the Company's common stock, no par value, for issuance under the Plan.

  The purpose of the Stock Purchase Plan is to provide employees of the Company and its Designated Subsidiaries, with an opportunity to purchase common stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Stock Purchase Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Stock Purchase Plan is intended to enable the Company and its Designated Subsidiaries to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, to promote the success of the Company's business, and to increase shareholder value by further aligning the interests of its employees with the interests of the Company's shareholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Board of Directors believes that the Company's long term success is dependent upon the ability of the Company and its Designated Subsidiaries to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company and its subsidiaries.

  Initially, a total of 200,000 shares of common stock (the "Shares") will be reserved for issuance under the Stock Purchase Plan. The Stock Purchase Plan will terminate ten years after its adoption by the shareholders, unless earlier terminated by the Board.

New Plan Benefits

  As of the date of this Proxy Statement, no officer has been granted any rights subject to shareholder approval of the proposed Stock Purchase Plan. The benefits to be received pursuant to the Plan by the Company's officers and employees are not determinable at this time.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

Summary of the 2001 Employee Stock Purchase Plan

  The following summary of the Stock Purchase Plan is qualified in its entirety by the specific language of the Plan, a copy of which has been filed with the Securities and Exchange Commission and is available to any shareholder upon request.

  General. The purpose of the Stock Purchase Plan is to provide employees of the Company who participate in the Plan with an opportunity to purchase common stock of the Company through payroll deductions. The Stock Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify as an "employee stock purchase plan" under the provisions of Section 423 of the Code. Employees of the Company and its Designated Subsidiaries are eligible to participate in the Stock Purchase Plan. Directors who are not employees are not eligible to participate.

  Shares Subject to Plan. The maximum aggregate number of authorized but unissued or reacquired shares of common stock that may be issued under the Stock Purchase Plan is 200,000. In the event of a stock split, reverse stock split, stock dividend, combination or reclassification of the Company's common stock, or any other increase or decrease in the number of shares effected without receipt of consideration by the Company, the number of shares authorized for issuance under the Plan, the number of shares subject to unexercised options, limitations on participation and the price per share of common stock covered by unexercised options, will be proportionately adjusted by the Board at its discretion. The Board may also provide for similar adjustments in the event of a reorganization, recapitalization, rights offering, consolidation or merger, or other similar change in the capital structure of the Company.

  Eligibility. Any person who is employed by the Company (or any of its majority-owned subsidiaries for whom the appropriate regulatory filings and action by the Board of Directors have been made) for at least 20 hours per week and more than five months in a calendar year is eligible to participate in the Stock Purchase Plan provided that the employee is employed on the first day of an Offering Period and subject to certain limitations imposed by
Section 423(b) of the Code. Eligible employees become participants in the Stock Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions prior to the commencement of the applicable Offering Period. As of January 1, 2001, approximately 300 employees of the Company, including three executive officers, would have been eligible to participate in the Plan.

  Terms and Conditions of Participation. The Stock Purchase Plan is implemented by a series of consecutive six month Offering Periods with new Offering Periods commencing on or about January 1 and July 1 of each year. The Board of Directors may alter the duration of the Offering Periods, up to a maximum of 27 months, without shareholder approval. Certain additional limitations on the amount of common stock which may be purchased in any calendar year are imposed by the Code.

  The price per share at which shares of the Company's common stock are sold under the Stock Purchase Plan is equal to the lower of (1) 85% of the fair market value of the common stock on the date of commencement of the Offering Period or Enrollment Date, and (2) 85% of the fair market value of the common stock on the Exercise Date. The fair market value of the common stock on a given date is determined by the Board of Directors based upon the last sale price of the common stock on the Nasdaq National Market as of such date. The number of shares of common stock which may be purchased is subject to adjustment in the event of a stock split, stock dividend or other similar change in the common stock or the capital structure of the Company. The Company makes no cash contributions to the Stock Purchase Plan, but bears the expenses of administration. The Stock Purchase Plan is administered by the Compensation Committee, which has the authority to determine the terms and conditions under which shares are to be offered and corresponding options are to be granted under the Stock Purchase Plan for any Offering Period during the term of the Stock Purchase Plan, and to resolve all questions relating to the administration of the Plan.

  Notwithstanding the foregoing, (1) no employee will be permitted to subscribe for shares under the Stock Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of a parent or of any of its subsidiaries (including stock which may be purchased under the Stock Purchase Plan or pursuant to any other options), (2) no employee shall be granted an option which would permit the employee to buy pursuant to the Stock Purchase Plan more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year, and (3) employees shall not be permitted in any Offering Period to purchase more than 500 shares.

  A participant may decrease the rate of his or her payroll deduction for the remainder of an Offering Period by filling out the appropriate form and delivering it to the Company (or its designee). The reduced rate will become effective with the first full payroll period following ten business days after the Company receives the form unless the Company elects to process changes more quickly, and will remain in effect for the entire Offering Period and each subsequent Offering Period.

  A participant may also decrease or increase his or her rate of payroll deduction (to the 10% maximum allowed by the Stock Purchase Plan) for a subsequent Offering Period by filing a new payroll deduction authorization with the Company prior to the start of the Offering Period. The new rate will become effective on the first day of the Offering Period following the tenth business day after filing the new authorization and will remain in effect for the entire Offering Period and each subsequent Offering Period.

  Withdrawal; Nontransferability. A participant's interest in a given Offering Period may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Stock Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month Offering Period. Any withdrawal by the participant of accumulated payroll deductions for a given Purchase Period automatically terminates the participant's interest in that Offering Period. The failure to remain in the continuous employ of the Company (or a Designated Subsidiary) for at least 20 hours per week and more than five months in a calendar year during an Offering Period will be deemed to be a withdrawal from that Offering Period.

  No rights or accumulated payroll deductions of a participant under the Stock Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Stock Purchase Plan.

  Termination or Amendment. The Stock Purchase Plan will terminate ten years after its adoption by the shareholders unless earlier terminated by the Board. The Board may terminate or amend the Plan at any time. However, without shareholder approval, the Board may not amend the Plan to increase the total number of shares of common stack issuable under the Plan or change the class of persons eligible to participate in the Plan.

Summary of Federal Income Tax Consequences

  The following summary is intended only as a general guide to the federal income tax consequences under current law of participation in the Stock Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

  Amounts deducted from a participant's pay under the Stock Purchase Plan are part of the employee's regular compensation and remain subject to withholding taxes. A participant will not recognize any additional income at the time the participant elects to participate in the Stock Purchase Plan, or purchases common stock under the Stock Purchase Plan.

  If a participant disposes of common stock purchased pursuant to the Stock Purchase Plan within two (2) years after the first day of the Offering Period or within one (1) year of the purchase of common stock (the "Minimum Holding Period"), the participant will recognize, for federal tax purposes, ordinary compensation income at the time of disposition of the common stock in an amount equal to the excess of the fair market value of the common stock on the day the common stock was purchased over the purchase price the participant paid for the common stock. This amount may be subject to withholding for taxes. In addition, a participant generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the disposition of the common stock and the participant's basis in the common stock (that is, the purchase price plus the amount taxed as compensation income).

  If a participant disposes of common stock purchased pursuant to the Stock Purchase Plan at any time after the Minimum Holding Period, the participant will recognize, for federal tax purposes, ordinary compensation income at the time of such disposition in an amount equal to the lesser of (1) the excess (or zero if there is no excess) of the fair market value of the common stock at the time of such disposition over the amount paid for the common stock, or
(2) 15% of the fair market value of the common stock on the first day of the Offering Period. In addition, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the disposition of the common stock and the participant's basis in the stock (that is, the purchase price plus the amount, if any, taxed as compensation income).

  Although the amounts deducted from a participant's pay under the Stock Purchase Plan generally are tax-deductible business expenses of the Company, the Company generally will not be allowed any additional deduction by reason of a participant's purchase of common stock under the Stock Purchase Plan. However, if a participant disposes of common stock purchased pursuant to the Stock Purchase Plan within the Minimum Holding Period, the Company should be entitled to a deduction in an amount equal to the compensation income recognized by the participant. If a participant disposes of common stock purchased under the Stock Purchase Plan after the Minimum Holding Period, the Company will not receive any deduction for federal income tax purposes with respect to the common stock.

                             INDEPENDENT AUDITORS

  The Company selected Moss Adams LLP as its independent auditors for the current year and for the year ended December 31, 2000.

Fees Billed To The Company By Moss Adams LLP During Fiscal 2000

  Audit Fees. The aggregate fees billed by Moss Adams LLP for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2000, and the review of the consolidated financial statements included in the Company's Forms 10-Q for fiscal 2000 were $159,020.

  Financial Information Systems Design and Implementation Fees. There were no fees billed by Moss Adams LLP to the Company for financial information systems design and implementation fees for the fiscal year ended December 31, 2000.

  All Other Fees. The aggregate fees billed to the Company for all other services rendered by Moss Adams LLP for the fiscal year ended December 31, 2000, were $64,660.

  The Audit Committee of the Board of Directors of the Company has determined that the provision of services rendered above for (a) financial information systems design and implementation fees, and (b) all other fees, is compatible with maintaining Moss Adams LLP's independence.

                               OTHER INFORMATION

Expenses of Solicitation

  The Company will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of the Company, without extra compensation, may solicit proxies personally or by mail, telephone, facsimile or electronic mail.

Shareholder Proposals

  Under the Company's Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the Bylaws) not less than 120 and not more than 150 days prior to the first anniversary of the date of the Company's Proxy Statement released to shareholders in connection with the previous year's annual meeting. These requirements are separate from and in addition to the Securities and Exchange Commission's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's Proxy Statement.

  Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Shareholders in 2002 may do so by complying with the requirements of the Rules and Regulations promulgated by the Securities and Exchange Commission applicable to such shareholder proposals. To be eligible for inclusion, shareholder proposals must be received by the Company's Secretary no later than December 29, 2001.

Other

  The Company's 2000 Annual Report, including financial statements, is being sent to shareholders of record as of April 16, 2001, together with this Proxy Statement.

  The Company will furnish to shareholders without charge a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, upon receipt of written request addressed to AmericanWest Bancorporation, 9506 North Newport Highway, Spokane, Washington 99218-1200.

  The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          /s/ Jacqueline A. Barnard

                                          Jacqueline A. Barnard
                                          Secretary

                                  APPENDIX A

              AMERICANWEST BANCORPORATION AUDIT COMMITTEE CHARTER

  One committee of the board of directors will be known as the Audit Committee. Only independent directors will serve on the audit committee. An independent director is free of any relationship that could influence his or her judgment as a committee member. An independent director may not be associated with a major vendor to, or customer of, the company. When there is some doubt about independence, as when a member of the committee has a short-term consulting contract with a major customer, the director should excuse himself from any decisions that might be influenced by that relationship.

  The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the finance information that will be provided to the shareholders and others, the systems of internal controls management the board of directors have established, and all audit processes.

                           GENERAL RESPONSIBILITIES

1. The audit committee provides open avenues of communication among the internal auditors, the independent accountant and the Board of Directors.

2. The audit Committee must report committee actions to the full board of directors and may make appropriate recommendations.

3. The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

4. The committee will meet at least four times each year, more frequently if circumstances make that preferable. The Audit Committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An Audit Committee member should not vote on any matter in which he or she is not independent. The Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

5. The Committee will do whatever else the law, the company's charter or bylaws or the Board of Directors require.

   RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS AND APPOINTING THE
                               INTERNAL AUDITOR

1. The audit committee will select the independent accountants for company audits. The committee's selection is subject to approval by the full board of directors. The audit committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

2. The audit committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the director of internal audit.

3. The audit committee will confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

4. The audit committee will consider, in consultation with the independent accountant and the director of internal auditing, the audit scope and procedural plans made by the internal auditors and the independent accountant.

5. The audit committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

6. The audit committee will make sure that the director of internal auditing and the independent accountant coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

 RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND
           THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS.

1. The audit committee will ascertain that the independent accountant views the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with timely analysis of significant financial reporting issues.

2. The audit committee will ask management, the director of internal auditing and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

3. The audit committee will review the following with the independent accountant and the director of internal auditing.

    i) The adequacy of the company's internal controls, including computerized information system controls and security.

    ii) Any significant findings and recommendations made by the independent accountant or internal auditing, together with management's responses to them.

4. Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant:

    i)    The company's annual financial statements and related footnotes.

    ii) The independent accountant's audit of and report on the financial statements.

    iii) The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

    iv) Any serious difficulties or disputes with management encountered during the course of the audit.

    v) Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

5. The audit committee will consider and review with management and the director of internal auditing:

    i) Any significant findings during the year and management's responses to them.

    ii) Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information.

    iii) Any changes to the planned scope of management's internal audit plan that the committee thinks advisable.

    iv)   The internal auditing department's budget and staffing.

    v)    The internal auditing department's charter

    vi) Whether the internal auditing department has complied with the Institute of Internal Auditing's Standards for the Professional Practice of Internal Auditing.

6. The audit committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

7. The audit committee will review the interim financial reports with management, the independent accountant and the director of internal auditing before those interim reports are released to the public or filed with the SEC or other regulators.

8. The audit committee will prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how the responsibilities were fulfilled.

                           PERIODIC RESPONSIBILITIES

1.  Review and update the committee's charter annually.

2. Review policies and procedures covering officer's expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent accountant.

3. Review, with the director of internal auditing and the independent accountant, the results of their examination of compliance with the company's code of conduct.

4. Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

5. Meet with the director of internal auditing, the independent account and management in separate executive sessions to discuss matters the committee or these groups believe should be discussed privately with the audit committee.

                                  APPENDIX B

                          AmericanWest Bancorporation

                           2001 INCENTIVE STOCK PLAN

                          (Effective January 1, 2001)

     This AmericanWest Bancorporation 2001 Incentive Stock Plan ("Plan"), effective as of January 1, 2001, is established to encourage employees and directors of AmericanWest Bancorporation (the "Company"), its subsidiaries, affiliates and joint ventures to acquire Common Stock in the Company ("Common Stock"). It is believed that this Plan will stimulate employees' and directors' efforts on the Company's behalf, will tend to maintain and strengthen their desire to remain with the Company, will be in the interest of the Company and its stockholders and will encourage such employees and directors to have a greater personal financial investment in the Company through ownership of its Common Stock.

     1.   Incentives. Incentives under this Plan may be granted in any one or a
          ----------
combination of (a) Incentive Stock Options (or other statutory stock options);
(b) Nonqualified Stock Options; and (c) Performance Shares (collectively, "Incentives"). All Incentives shall be subject to the terms and conditions set forth herein and to such other terms and conditions as may be established by the Administrator.

     2.   Eligibility. Regular full-time and part-time employees of the Company,
          -----------
its subsidiaries, its affiliates and its joint ventures, including officers, whether or not directors of the Company, and employees of a joint venture partner or affiliate of the Company who provide services to the joint venture with such partner or affiliate, shall be eligible to participate in this Plan if designated by the Administrator. In addition, directors of the Company who are not regular employees shall be eligible to participate in this Plan if designated by the Administrator, but may only receive Nonqualified Stock Options. All such eligible individuals are collectively referred to as "Eligible Participants."

3.        Administration.
          --------------

          (a) This Plan shall be administered by a committee of the Board of Directors (the "Administrator"), as appointed from time to time by the Board of Directors. The Board of Directors, in its sole discretion, may exercise any authority of the Administrator under this Plan in lieu of the committee's exercise thereof and in such instances references herein to the Administrator shall refer to the Board. Unless otherwise provided by the Board: (i) with respect to any Incentive grant for which such is necessary and desired for such Incentive grant to be exempted by Rule 16b-3 under the Securities Exchange Act of 1934, the Administrator shall consist of the Board of Directors or of two or more directors, each of whom is a "non-employee director" (as such term is defined in Rule 16b-3), (ii) with respect to any Incentive grant that is intended to qualify as "performance based compensation" under Section 162(m) of the Code the Administrator shall consist of two or more directors, each of whom is an "outside director" (as such term is defined under Section 162(m) of the Code), and (iii) with respect to any other Incentive grant, the Administrator may appoint one or more separate committees (any such committee, a "Subcommittee") composed of one or more directors of the Company and may delegate to any such Subcommittee(s) the authority to grant Incentives under this Plan, to determine all terms of such Incentives, and/or to administer this Plan or any aspect of it. Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Administrator.

          (b) The Administrator shall be responsible for the administration of this Plan including, without limitation, determining which Eligible Participants receive Incentives, what kind of Incentives are made under this Plan and for what number of shares, and the other terms and conditions of such Incentives. Determinations by the Administrator under this Plan including, without limitation, determinations of the Eligible Participants, the form, amount and timing of Incentives, the terms and provisions of Incentives and the agreements evidencing Incentives, need not be uniform and may be made selectively among Eligible Participants who receive, or are eligible to receive, Incentives hereunder, whether or not such Eligible Participants are similarly situated.

          (c) The Administrator shall have the responsibility of construing and interpreting this Plan and of establishing and amending such rules and regulations as it may deem necessary or desirable for the proper administration of this Plan. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of this Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon the Company, all Eligible Participants and any person claiming under or through any Eligible Participants.

          (d) The Administrator may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other senior member of management as the Administrator deems appropriate (including, but not limited to, the execution of documents evidencing Incentive grants made under this
Plan); provided, however, that the Administrator may not delegate its authority with regard to any matter or action affecting an officer subject to Section 16 of the Securities Exchange Act of 1934.

          (e) For the purpose of this section and all subsequent sections, this Plan shall be deemed to include this Plan and any comparable sub-plans established by subsidiaries which, in the aggregate, shall constitute one plan governed by the terms set forth herein.

          (f) The Administrator may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any Stock Option exercised by any participant and/or of any resales or other transfers of shares issued upon exercise of an option or otherwise under this Plan by any participant, including without limitation (i) restrictions under an insider trading policy, (ii) restrictions to the use of a specified brokerage firm for such resales or other transfers, (iii) restrictions during any period when the Administrator determines that the prospectus relating to such Incentive grant may not contain all required information, and (iv) restrictions requested by an underwriter engaged in a registered offering of the Company's securities not to exceed one hundred eighty (180) days following the pricing of securities for sale in such offering.

          (g) All decisions, determinations and interpretations by the Administrator regarding this Plan or any Incentive grant shall be final and binding on all persons. Each agreement evidencing an Incentive grant shall be deemed to include the following: Any and all claims and disputes between the participant and the Company concerning this Incentive grant shall be resolved through final and binding arbitration as set forth below, and such arbitration shall be the sole and exclusive remedy for resolving any such claims or disputes. The participant understands that by agreeing to arbitration as an exclusive remedy, the participant is waiving any rights he or she may have to litigate his or her rights under this Incentive grant in a court of law, including, but not limited to, any rights to a jury trial. The binding arbitration provided for under this Incentive grant shall comply with and be governed by the provisions of the then current rules for the resolution of employment disputes of the American Arbitration Association. This agreement to arbitrate is an essential term and condition to the grant of this Incentive grant and shall survive the exercise, expiration, termination and/or forfeiture of this Incentive and shall be binding upon the Company and the participant and his or her heirs, beneficiaries and permitted transferees notwithstanding the exercise, expiration, termination and/or forfeiture of this Incentive. The participant recognizes and agrees that he or she is voluntarily executing this agreement with his or her full knowledge and consent and that, as a consequence thereof, arbitration is the sole and exclusive remedy for resolving any such dispute, controversy or claim. The parties to such arbitration agree to maintain the confidentiality of the results of such arbitration.

     4.   Shares Available for Incentives.
          -------------------------------

          (a)  Shares Subject to Issuance or Transfer. Subject to adjustment as
               --------------------------------------
provided in Section 4(c) hereof, there is hereby reserved for issuance under this Plan 800,000 shares of Common Stock. The shares available for granting awards shall be increased by the number of shares as to which options or other benefits granted under this Plan have lapsed, expired, terminated or been canceled. In addition, any shares reserved for issuance under the Company's 1995 Incentive Stock Plan ("Prior Plan") in excess of the number of shares as to which options or other benefits have been awarded thereunder, plus any such shares as to which options or other benefits granted under the Prior Plan may lapse, expire, terminate or be canceled, shall also be reserved and available for issuance or reissuance under this Plan. Shares under this Plan may be delivered by the Company from its authorized but unissued shares of Common Stock or, to the extent permitted by applicable law, from Common Stock held in the Treasury.

          (b)  Limit on an Individual's Incentives. In any given year, no
               -----------------------------------
Eligible Participant may receive Incentives covering more than 10,000 shares of the Company's Common Stock (such number of shares shall be adjusted in accordance with Section 4(c)).

          (c)  Adjustment of Shares. In the event of a reorganization,
               --------------------
recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or other similar change in the capital structure of the Company, then (i) the number of shares authorized for issuance under this Plan, and (ii) the number of shares subject to outstanding Incentives and, in the case of Stock Options, the option price will be proportionately adjusted, provided that fractions of a share will be rounded down to the nearest whole share.

     5.   Stock Options. The Administrator may grant options qualifying as
          -------------
Incentive Stock Options under the Internal Revenue Code of 1986, as amended, or any successor code thereto (the "Code"), other statutory options under the Code and Nonqualified Options (collectively "Stock Options"). Such Stock Options shall be subject to the following terms and conditions and such other terms and conditions as the Administrator may prescribe:

          (a)  Option Price. The option price per share with respect to each
               ------------
Stock Option shall be determined by the Administrator, but shall not be less than 100% of the fair market value of the Common Stock on the date the Stock Option is granted, as determined by the Administrator.

          (b)  Period of Option. The period of each Stock Option shall be fixed
               ----------------
by the Administrator, but shall not exceed ten (10) years.

          (c)  Payment. No shares shall be issued until full payment of the
               -------
option price has been made. The option prices may be paid in cash or, if the Administrator determines, in shares of Common Stock or a combination of cash and shares. If the Administrator approves the use of shares of Common Stock as a payment method, the Administrator shall establish such conditions as it deems appropriate for the use of Common Stock to exercise a stock option. Stock options awarded under this Plan may be exercised through a broker-assisted stock option exercise program if adopted by the Company, provided such program is available at the time of the option exercise, or by such other means as the Administrator may determine from time to time. The Administrator may establish rules and procedures to permit an optionholder to defer recognition of gain upon the exercise of a stock option.

          (d)  Exercise of Option. The Administrator shall determine how and
               ------------------
when shares covered by a Stock Option may be purchased. The Administrator may establish waiting periods, the dates on which options become exercisable or "vested" and exercise periods, provided that in no event (including those specified in paragraphs (e), (f) and (g) of this section) shall any Stock Option be exercisable after its specified expiration period.

          (e)  Termination of Service.
               ----------------------

               (i) Upon the termination of a Stock Option grantee's employment or, in the case of a non-employee director only, his or her position as a director of the Company, for any reason other than retirement, death or termination for deliberate, willful or gross misconduct, Stock Option privileges shall be limited to the shares which were immediately exercisable at the date of such termination. The Administrator, however, in its discretion, may provide that any Stock Options outstanding but not yet exercisable upon the termination of a Stock Option grantee's service may become exercisable in accordance with a schedule as may be determined by the Administrator. Such Stock Option privileges shall expire unless exercised within such period of time after the date of termination of service as may be established by the Administrator, but in no event later than the expiration date of the Stock Option.

                    (ii) Any question as to whether and when there has been a termination of service for the purposes of an award and the cause of such termination of service shall be determined by the Administrator, and its determination shall be final. Transfer of the participant's employment between subsidiaries of the Company, or between the Company and any of its subsidiaries, shall not be considered a termination of service for purposes of an Incentive, but unless the Administrator determines otherwise, a termination of service shall be deemed to occur if the participant's employer ceases to be a subsidiary.

               (f)  Retirement. Upon retirement of a Stock Option grantee, Stock
                    ----------
Option privileges shall apply to those shares immediately exercisable at the date of retirement. `The Administrator, however, in its discretion, may provide that any Stock Options outstanding but not yet exercisable upon the retirement of a Stock Option grantee may become exercisable in accordance with a schedule as may be determined by the Administrator. Stock Option privileges shall expire unless exercised within such period of time as may be established by the Administrator, but in no event later than the expiration date of the Stock Option.

               (g)  Death. Upon the death of a Stock Option grantee, Stock
                    -----
Option privileges shall apply to those shares which were immediately exercisable at the time of death. The Administrator, however, in its discretion, may provide that any Stock Options outstanding but not yet exercisable upon the death of a Stock Option grantee may become exercisable in accordance with a schedule as may be determined by the Administrator. Such privileges shall expire unless exercised by legal representative(s) within a period of time as determined by the Administrator, but in no event later than the expiration date of the Stock Option.

               (h)  Termination Due to Misconduct. If a Stock Option grantee's
                    -----------------------------
service is terminated for deliberate, willful or gross misconduct as determined by the Company, all rights under the Stock Option shall expire upon receipt of the notice of such termination.

               (i)  Limits on Incentive Stock Options. Except as may otherwise
                    ---------------------------------
be permitted by the Code, the Administrator shall not grant to an Eligible Participant Incentive Stock Options that, in the aggregate, are first exercisable during any one calendar year to the extent that the aggregate fair market value of the Common Stock, at the time the Incentive Stock Options are granted, exceeds $100,000, or such other amount as the Internal Revenue Service may decide from time to time.

          6.   Performance Share Awards. The Administrator may grant awards
               ------------------------
under which payment may be made in shares of Common Stock, cash or any combination of shares and cash if the performance of the Company or any subsidiary, division, affiliate or joint venture of the Company selected by the Administrator during the Award Period meets certain goals established by the Administrator ("Performance Share Awards"). Such Performance Share Awards shall be subject to the following terms and conditions and such other terms and conditions as the Administrator may prescribe:

               (a)  Award Period and Performance Goals. The Administrator shall
                    ----------------------------------
determine and include in a Performance Share Award grant the period of time for which a Performance

Share Award is made ("Award Period"). The Administrator shall also establish performance objectives ("Performance Goals") to he met by the Company, subsidiary, division or joint venture during the Award Period as a condition to payment of the Performance Share Award. The Performance Goals may include earnings per share, return on stockholders' equity, return on assets, net income or any other financial or other measurement established by the Administrator. The Performance Goals may include minimum and optimum objectives or a single set of objectives.

          (b)  Payment of Performance Share Awards. The Administrator shall
               -----------------------------------
establish the method of calculating the amount of payment to be made under a Performance Share Award if the Performance Goals are met, including the fixing of a maximum payment. The Performance Share Award shall be expressed in terms of shares of Common Stock and referred to as "Performance Shares." After the completion of an Award Period, the performance of the Company, subsidiary, division or joint venture shall be measured against the Performance Goals, and the Administrator shall determine whether all, none or any portion of a Performance Share Award shall be paid. The Administrator, in its discretion, may elect to make payment in shares of Common Stock, cash or a combination of shares and cash. Any cash payment shall be based on the fair market value of Performance Shares on, or as soon as practicable prior to, the date of payment.


          (c)  Revision of Performance Goals. At any time prior to the end of an
               -----------------------------
Award Period, the Administrator may revise the Performance Goals and the computation of payment if unforeseen events occur which have a substantial effect on the performance of the Company, subsidiary, division, or joint venture and which, in the judgment of the Administrator, make the application of the Performance Goals unfair unless a revision is made.

          (d)  Requirement of Employment. A grantee of a Performance Share Award
               -------------------------
must remain in the employ of the Company until the completion of the Award Period in order to be entitled to payment under the Performance Share Award; provided that the Administrator may, in its sole discretion, provide for a full or partial payment where such an exception is deemed equitable.

          (e)  Dividends. The Administrator may, in its sole discretion, at the
               ---------
time of the granting of a Performance Share Award, provide that any dividends declared on the Common Stock during the Award Period, and which would have been paid with respect to Performance Shares had they been owned by a grantee, be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and used to increase the number of Performance Shares of the grantee.

          (f)  Limit on Performance Share Awards. Incentives granted as
               ---------------------------------
Performance Share Awards under this section shall not exceed in the aggregate, 100,000 shares of Common Stock (such number of shares shall be adjusted in accordance with Section 4(c)).

     7.   Transferability. Each Incentive Stock Option granted under this Plan
          ---------------
shall not be transferable other than by will or the laws of descent and distribution; each other Incentive granted under this Plan will not be transferable or assignable by the recipients and may not be made subject to execution, attachment or similar procedures, other than by will or the laws of descent and distribution or as determined by the Administrator in accordance with regulations promulgated under the Securities Exchange Act of 1934, or any other applicable law or regulation.

     8.   Discontinuance or Amendment of the Plan. The Administrator may amend,
          ---------------------------------------
alter or discontinue the Plan or any agreement evidencing an Incentive granted under this Plan, but no such action shall be made which would impair the rights of the holder of an Incentive grant, without such holder's consent, under the Incentive granted, provided that no such consent shall be required if the Administrator determines in its sole discretion and prior to the date of any Change of Control (as defined, if applicable in the agreement evidencing such Incentive) that such amendment or alteration either (i) is required or advisable in order for the Company, this Plan or the Incentive to satisfy any law or regulation, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Incentive, or that any such diminishment has been or will be adequately compensated, or (iii) is otherwise in the best interest of the Company. Nor may the Board amend this Plan without stockholder approval where the absence of such approval would cause this Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or any other requirement of applicable law or regulation. Unless approved by the Company's stockholders, no adjustments or reduction of the exercise price of any outstanding Incentives shall be made by cancellation of outstanding Incentives and the subsequent regranting of Incentives at a lower price to the same individual. No Incentive shall be granted under this Plan after December 31, 2010, but Incentives granted theretofore may extend beyond that date.

     9.   No Right of Employment or Participation. This Plan and the Incentives
          ---------------------------------------
granted hereunder shall not confer upon any Eligible Participant the right to continued employment with the Company, its subsidiaries, its affiliates or its joint ventures or affect in any way the right of such entities to terminate the employment of an Eligible Participant at any time and for any reason. No individual shall have a right to be granted an Incentive, or having been granted an Incentive, to receive any further Incentives.

     10.  Privileges of Stock Ownership. Notwithstanding the exercise of any
          -----------------------------
Stock Option granted pursuant to the terms of this Plan or the achievement of any performance objective specified in any Performance Share Award granted pursuant to the terms of this Plan, no participant in this Plan shall have any of the rights or privileges of a stockholder of the Company in respect to any shares of Common Stock issuable upon the exercise of his or her Stock Option or the achievement of his or her performance goal until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any Stock Option or achievement of any performance goal as specified in a Performance Share Award, unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

     11.  No Limitation on Compensation. Nothing in this Plan shall be construed
          -----------------------------
to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under this Plan.

     12.  No Impact on Benefits. Except as may otherwise be specifically stated
          ---------------------
under any employee benefit plan, policy or program, no amount payable in respect of any Incentive shall be treated as compensation for purposes of calculating an employee's right under any such plan, policy or program.

     13.  No Constraint on Corporate Action. Nothing in this Plan shall be
          ---------------------------------
construed (i) to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets, or (ii) except as provided in Section 8, to limit the right or power of the Company or any subsidiary to take any action which such entity deems to be necessary or appropriate.

     14.  Withholding Taxes. The Company shall be entitled to deduct from any
          ------------------
payment under this Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Administrator may allow a participant to pay the amount of taxes required by law to be withheld from an Incentive by withholding from any payment of Common Stock due as a result of such Incentive, or by permitting the participant to deliver to the Company, shares of Common Stock having a fair market value, as determined by the Administrator, equal to the amount of such required withholding taxes.

     15.  Prior Plan. This Plan replaces and supersedes the Company's 1995
          ----------
Incentive Stock Plan ("Prior Plan"). No further options will be granted under the Prior Plan, but the Prior Plan shall continue to apply to any outstanding options granted under the Prior Plan.

     16.  Governing  Law.  This Plan, and all agreements hereunder, shall be
          --------------
construed in accordance with and governed by the laws of the State of Washington.

         DATED this ____ day of ____________________, 2001.

                                        AMERICANWEST BANCORPORATION



                                        By:
                                            ____________________________________
                                            Wes E. Colley, President/CEO

                                  APPENDIX C

                          AmericanWest Bancorporation

                       2001 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 2001 Employee Stock Purchase Plan of AmericanWest Bancorporation:

     1.   Purpose. The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a)  "Board" means the Board of Directors of the Company.

          (b)  "Code" means the Internal Revenue Code of 1986, as amended.

          (c)  "Common Stock" means the Common Stock of the Company.

          (d) "Company" means AmericanWest Bancorporation, a Washington corporation.

          (e) "Compensation" means total cash compensation received by an Employee from the Company or a Designated Subsidiary. By way of illustration, but not limitation, Compensation includes regular compensation such as salary, wages, overtime, shift differentials, bonuses, commissions and incentive compensation, but excludes relocation, expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or any Designated Subsidiary.

          (f) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

          (g) "Contributions" means all amounts credited to the account of a participant pursuant to the Plan.

          (h) "Corporate Transaction" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

          (i) "Designated Subsidiaries" means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan; provided, however, that the Board shall only have the discretion to designate Subsidiaries if the issuance of options to such Subsidiary's Employees pursuant to the Plan would not cause the Company to incur adverse accounting charges.

          (j) "Employee" means any person, including an Officer, who is an Employee of the Company for tax purposes and who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l) "Offering Date" means the first business day of each Offering Period of the Plan, except that in the case of an individual who becomes an eligible Employee after the first business day of an Offering Period but prior to the first business day of the fourth calendar month within such Offering Period, the term "Offering Date" means the first business day of such fourth calendar month coinciding with or next succeeding the day on which that individual becomes an eligible Employee.

          Options granted after the first business day of an Offering Period will be subject to the same terms and conditions as the options granted on the first business day of such Offering Period except that they will have a different grant date (and thus, potentially, a different Purchase Price) and, because they expire at the same time as the options granted on the first business day of such Offering Period, a shorter term.

          (m) "Offering Period" means a period of six (6) months commencing on January 1 and July 1 of each year.

          (n) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (o)  "Plan" means this 2001 Employee Stock Purchase Plan.

          (p) "Purchase Date" means the last day of each Offering Period of the Plan.

          (q) "Purchase Price" means with respect to an Offering Period an amount equal to 85% of the Fair Market Value (as defined in Section 7(b) below) of a Share of Common Stock on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) of any stockholder-approved increase in the number of Shares available for issuance under the Plan, and (ii) all or a portion of such additional Shares are to be issued with respect to the Offering Period that is underway at the time of such increase ("Additional Shares"), and (iii) the Fair Market Value of a Share
                -----------------
of Common Stock on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a Share of Common Stock on the Purchase Date, whichever is lower.

          (r) "Share" means a share of Common Stock, as adjusted in accordance with Section 18 of the Plan.

          (s) "Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.   Eligibility.
          -----------

          (a) Any person who is an Employee as of the Offering Date of a given offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods. The Plan shall be implemented by a series of
          ----------------
Offering Periods of six (6) months' duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or at such other time or times as may be determined by the Board of Directors, provided no Offering Period shall exceed twenty-seven (27) months). The first Offering Period shall commence on July 1, 2001 and continue until December 31, 2001. The Plan shall continue until terminated in accordance with Section 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement and any other required documents ("Enrollment Documents") provided by the Company and submitting them to the Company's Human Resources Department or to a stock brokerage or other financial services firm designated by the Company ("Designated Broker") prior to the applicable Offering Date, unless a later time for submission of the Enrollment Documents is set by the Board for all eligible Employees with respect to a given Offering Period. The Enrollment Documents and their submission may be electronic, as directed by the Company. The Enrollment Documents shall set forth the percentage of the participant's Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan.

          (b) Payroll deductions shall commence on the first full payroll following the Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of the Offering Period to which the Enrollment Documents are applicable, unless sooner terminated by the participant as provided in
Section 10.

     6.   Method of Payment of Contributions.
          ----------------------------------

          (a) A participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) (or such greater percentage as the Board may establish from time to time before an Offering Date) of such participant's Compensation on each payday during the Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          (b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during an Offering Period may increase or decrease the rate of his or her Contributions with respect to the Offering Period by completing and filing with the Company new Enrollment Documents authorizing a change in the payroll deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new Enrollment Documents, if the documents are completed at least five (5) business days prior to such date and, if not, as of the beginning of the next succeeding payroll period.

          (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to 0%. Payroll deductions shall re-commence at the rate provided in such participant's Enrollment Documents at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

     7.   Grant of Option.
          ---------------

          (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase

Date a number of Shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the applicable Purchase Price; provided, however, that the maximum number of Shares an Employee may purchase during each Offering Period shall be 500 Shares (subject to any adjustment pursuant to Section 18 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12.

          (b) The fair market value of the Company's Common Stock on a given date (the "Fair Market Value") shall be determined by the Board in its discretion based on the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by NASDAQ or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per share shall be the closing sales price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.
   -----------------------

     8.   Exercise of Option. Unless a participant withdraws from the Plan as
          ------------------
provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. Only full shares of Common Stock may be purchased under the Plan; no fractional shares will be issued. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

     9.   Delivery. As promptly as practicable after a Purchase Date, the number
          --------
of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant's name with the Designated Broker. Any payroll deductions accumulated in a participant's account that are not applied toward the purchase of Shares on a Purchase Date due to limitations imposed by the Plan shall be returned to the participant.

     10.  Voluntary Withdrawal; Termination of Employment.
          -----------------------------------------------

          (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to a Purchase Date by submitting a completed "Notice of Withdrawal" form to the Company's Human Resources Department or electronically completing the required documentation provided by the Company through the Designated Broker, as directed by the Company's Human Resources Department. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period.

          (b) Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, whether voluntary or involuntary, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under
Section 14, and his or her option will be automatically terminated.

          (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

          (d) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan that may hereafter be adopted by the Company.

     11.  Interest.  No interest or earnings shall accrue on or be payable with
          --------
respect to the Contributions of a participant in the Plan.

     12.  Stock.
          -----

          (a) Subject to adjustment as provided in Section 18, the maximum number of Shares that shall be made available for sale under the Plan shall be 200,000 Shares. If the Board determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed
(1) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (2) the number of shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue the Plan as then in effect, or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate the Plan pursuant to Section 19 below. The Company may make a pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Date.

          (b) The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

          13.  Administration. The Board, or a committee named by the Board,
               --------------
shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

          14.  Designation of Beneficiary.
               --------------------------

               (a) A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 14(a) shall be made as directed by the Human Resources Department of the Company, which may require electronic submission of the required documentation with the Designated Broker.

               (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which required notice may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15.  Transferability. Neither Contributions credited to a participant's
          ---------------
account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

     16.  Use of Funds. All Contributions received or held by the Company under
          ------------
the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

     17.  Reports. Individual accounts will be maintained for each participant
          -------
in the Plan. Statements of account will be provided to participating Employees by the Company or the Designated Broker at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

     18.  Adjustments Upon Changes In Capitalization; Corporate Transactions.
          ------------------------------------------------------------------

          (a)  Adjustment. Subject to any required action by the stockholders of
               ----------
the Company, the number of Shares covered by each option under the Plan that has not yet been exercised, the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), the maximum number of Shares of Common Stock that may be purchased by a participant in an Offering Period, the number of Shares of Common Stock set forth in Section 12(a)(i) above, and the price per Share of Common Stock covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

          (b)  Corporate Transactions. In the event of a dissolution or
               ----------------------
liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to rec eive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided, however, that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent corporation (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation or its parent corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent corporation equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

     19.  Amendment or Termination.
          ------------------------

          (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable that are consistent with the Plan.

     20.  Notices. All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof

     21.  Conditions Upon Issuance of Shares. Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Term of Plan; Effective Date. The Plan shall become effective upon
          ----------------------------
approval by the Company's stockholders. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

     23.  Additional Restrictions of Rule 16b-3. The terms and conditions of
          -------------------------------------
options granted hereunder to, and the purchase of Shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         DATED this ____ day of ____________________, 2001.

                                           AmericanWest Bancorporation

                                           By: --------------------------------
                                               Wes E. Colley, President/CEO

PROXY

                          AMERICANWEST BANCORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 29, 2001
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby constitutes and appoints KEITH P. SATTLER and JACQUELINE A. BARNARD, or either of them, proxies with full power of substitution, to vote all shares of common stock of AmericanWest Bancorporation owned of record by the undersigned on April 16, 2001, at the Annual Meeting of Shareholders of AmericanWest Bancorporation to be held on May 29, 2001, or any adjournment(s) thereof. This proxy card also provides voting instructions for shares held in the Employee Stock Ownership Plan as described in the proxy statement.

  THIS PROXY AUTHORIZE(S) EACH OF THE PERSONS NAMED ABOVE TO VOTE AT HIS OR HER DISCRETION ON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF THIS CARD CONTAINS NO SPECIFIC VOTING INSTRUCTIONS, MY
(OUR) SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

                          AMERICANWEST BANCORPORATION

The Board of Directors recommends a vote "FOR" Proposal 1, Proposal 2, and Proposal 3.

PROPOSAL 1. Election of Directors.

         01) Wesley E. Colley    03) David E. Frame     06) Donald H. Swartz, II
         02) James Rand Elliott  04) Robert J. Gardner  07) P. "Mike" Taylor
                                 05) Keith P. Sattler

                                                          To withhold
              FOR ALL     WITHHOLD ALL   FOR ALL EXCEPT   authority to vote,
                                                          mark "For All
                [_]           [_]             [_]         Except" and write
                                                          the nominee's number
                                                          on the line below.

PROPOSAL 2. Adoption of the Company's 2001 Incentive Stock Plan and the number of shares of common stock reserved for issuance under the Plan.

                        FOR      AGAINST      ABSTAIN
                        [_]        [_]          [_]

PROPOSAL 3. Adoption of the Company's 2001 Employee Stock Purchase Plan and the
            number of shares of common stock reserved for issuance under the Plan.

                        FOR      AGAINST      ABSTAIN
                        [_]        [_]          [_]

If you do not wish to participate in the Company's householding    [_]
program as described in the enclosed Notice Regarding Delivery of Shareholder Documents, please check the box to the right.

Please sign exactly as your name or names appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give full title. If more than one trustee, all should sign. If a corporation, partnership or limited liability company, please sign in full company name by president or other authorized officer.

                                 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                 CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                                  _____________________________________________
                                 |                                  |          |
                                 |__________________________________|__________|
                                  Signature (PLEASE SIGN WITHIN BOX)    Date

                                  _____________________________________________
                                 |                                  |          |
                                 |__________________________________|__________|
                                  Signature (Joint Owners)              Date